EXHIBIT 10.9

                                PROMISSORY NOTE

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
 PRINCIPAL     LOAN DATE       MATURITY        LOAN NO.        CALL    COLLATERAL       ACCOUNT      OFFICER    INITIALS
$650,000.00    07-11-1996      01-01-1996      843-18                    080          1216289749     68647
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          References in the shaded area are for Lender's use only and do not limit the applicability of this document to any particular loan or item.
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

BORROWER:  BOREALIS TECHNOLOGY CORPORATION      LENDER: U.S. BANK OF NEVADA
           923 TAHOE BLVD., SUITE 211                   BUSINESS BANKING--NORTH
           INCLINE VILLAGE, NV 89451                    1 EAST LIBERTY ST.
                                                        RENO, NV 89501
===============================================================================
PRINCIPAL AMOUNT: $650,000.00  INTEREST RATE: 7.550%
DATE OF NOTE: JULY 11, 1996

PROMISE TO PAY. BOREALIS TECHNOLOGY CORPORATION ("BORROWER") PROMISES TO PAY TO U.S. BANK OF NEVADA ("LENDER"), OR ORDER, IN LAWFUL MONEY OF THE UNITED STATES OF AMERICA, THE PRINCIPAL AMOUNT OF SIX HUNDRED FIFTY THOUSAND & 00/100 DOLLARS ($650,000.00), TOGETHER WITH INTEREST AT THE RATE OF 7.550% PER ANNUM ON THE UNPAID PRINCIPAL BALANCE FROM JULY 11, 1996, UNTIL PAID IN FULL.

PAYMENT. BORROWER WILL PAY THIS LOAN ON DEMAND, OR IF NO DEMAND IS MADE, IN ONE PRINCIPAL PAYMENT OF $650,000.00 PLUS INTEREST ON JANUARY 1, 1998. THIS PAYMENT DUE JANUARY 1, 1998, WILL BE FOR ALL PRINCIPAL AND ACCRUED INTEREST NOT YET PAID. IN ADDITION, BORROWER WILL PAY REGULAR MONTHLY PAYMENTS OF ALL ACCRUED UNPAID INTEREST DUE AS OF EACH PAYMENT DATE, BEGINNING AUGUST 1, 1996, WITH ALL SUBSEQUENT INTEREST PAYMENTS TO BE DUE ON THE SAME DAY OF EACH MONTH AFTER THAT. Interest on this Note is computed on a 365/360 simple interest basis; that is, by applying the ratio of the annual interest rate over a year of 360 days, multiplied by the outstanding principal balance, multiplied by the actual number of days the principal balance is outstanding. Borrower will pay Lender at Lender's address shown above or at such other place as Lender may designate in writing. Unless otherwise agreed or required by applicable law, payments will be applied first to accrued unpaid interest, then to principal, and any remaining amount to any unpaid collection costs and late charges.

PREPAYMENT. Borrower agrees that all loan fees and other prepaid finance charges are earned fully as of the date of the loan and will not be subject to refund upon early payment (whether voluntary or as a result of default), except as otherwise required by law. Except for the foregoing, Borrower may pay without penalty all or a portion of the amount owed earlier than it is due. Early payments will not, unless agreed to by Lender in writing, relieve Borrower of Borrower's obligation to continue to make payments under the payment schedule. Rather, they will reduce the principal balance due.

DEFAULT. Borrower will be in default if any of the following happens: (a) Borrower fails to make any payment when due. (b) Borrower breaks any promise Borrower has made to Lender, or Borrower fails to comply with or to perform when due any other term, obligation, covenant, or condition contained in this Note or any agreement related to this Note, or in any other agreement or loan Borrower has with Lender. (c) Borrower defaults under any loan, extension of credit, security agreement, purchase or sales agreement, or any other agreement, in favor of any other creditor or person that may materially affect any of Borrower's property or Borrower's ability to repay this Note or perform Borrower's obligations under this Note or any of the Related Documents, (d) Any representation or statement made or furnished to Lender by Borrower or on Borrower's behalf is false or misleading in any material respect either now or at the time made or furnished. (e) Borrower becomes insolvent, a receiver is appointed for any part of Borrower's property, Borrower makes an assignment for the benefit of creditors, or any proceeding is commenced either by Borrower or against Borrower under any bankruptcy or insolvency laws. (f) Any creditor tries to take any of Borrower's property on or in which Lender has a lien or security interest. This includes a garnishment of any of Borrower's accounts with Lender. (g) Any guarantor dies or any of the other events described in this default section occurs with respect to any guarantor of this Note. (h) A material adverse change occurs in Borrower's financial condition, or Lender believes the prospect of payment or performance of the indebtedness is impaired. (i) Lender in good faith deems itself insecure.

LENDER'S RIGHTS. Upon default, Lender may declare the entire unpaid principal balance on this Note and all accrued unpaid interest immediately due, without notice, and then Borrower will pay that amount. Upon default, including failure to pay upon final maturity, Lender, at its option, may also, if permitted under applicable law, increase the interest rate on this Note 5.000 percentage points. The interest rate will not exceed the maximum rate permitted by applicable law. Lender may hire or pay someone else to help collect this Note if Borrower does not pay. Borrower also will pay Lender that amount. This includes, subject to any limits under applicable law, Lender's attorney's fees and Lender's legal expenses whether or not there is a lawsuit, including attorney's fees and legal expenses for bankruptcy proceedings (including efforts to modify or vacate any automatic stay or injunction), appeals, and any anticipated post-judgment collection services. If not prohibited by applicable law, Borrower also will pay any court costs, in addition to all other sums provided by law. THIS NOTE HAS BEEN DELIVERED TO LENDER AND ACCEPTED BY LENDER IN THE STATE OF NEVADA. IF THERE IS A LAWSUIT, BORROWER AGREES UPON LENDER'S REQUEST TO SUBMIT TO THE JURISDICTION OF THE COURTS OF CLARK COUNTY, THE STATE OF NEVADA (INITIAL HERE _________) SUBJECT TO THE PROVISIONS ON ARBITRATION, THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEVADA.

RIGHT OF SETOFF. Borrower grants to Lender a contractual possessory security interest in, and hereby assigns, conveys, delivers, pledges, and transfers to Lender all Borrower's right, title and interest in and to, Borrower's accounts with Lender (whether checking, savings, or some other account) including without limitation all accounts held jointly with someone else and all accounts Borrower may open in the future, excluding however all IRA and Keogh accounts, and all trust accounts for which the grant of a security interest would be prohibited by law. Borrower authorizes Lender, to the extent permitted by applicable law, to charge or setoff all sums owing on this Note against any and all such accounts.

ARBITRATION. LENDER AND BORROWER AGREE THAT ALL DISPUTES, CLAIMS AND CONTROVERSIES BETWEEN THEM, WHETHER INDIVIDUAL, JOINT OR CLASS IN NATURE, ARISING FROM THIS NOTE OR OTHERWISE, INCLUDING WITHOUT LIMITATION CONTRACT AND TORT DISPUTES, SHALL BE ARBITRATED PURSUANT TO THE RULES OF THE AMERICAN ARBITRATION ASSOCIATION, UPON REQUEST OF EITHER PARTY. No act to take or dispose of any collateral securing this Note shall constitute a waiver of this arbitration agreement or be prohibited by this arbitration agreement. This includes, without limitation, obtaining injunctive relief or a temporary restraining order; invoking a power of sale under any deed of trust or mortgage; obtaining a writ of attachment or imposition of a receiver; or exercising any rights relating to personal property, including taking or disposing of such property with or without judicial process pursuant to Article 9 of the Uniform Commercial Code. Any disputes, claims, or controversies concerning the lawfulness or reasonableness of any act, or exercise of any right, concerning any collateral securing this Note, including any claim to rescind, reform, or otherwise modify any agreement relating to the collateral securing this Note, shall also be arbitrated, provided however that no arbitrator shall have the right or the power to enjoin or restrain any act of any party. Judgment upon any award rendered by any arbitrator may be entered in any court having jurisdiction. Nothing in this Note shall preclude any party from seeking equitable relief from a court of competent jurisdiction. The statute of limitations, estoppel, waiver, laches, and similar doctrines which would otherwise be applicable in an action brought by a party shall be applicable in any arbitration proceeding, and the commencement of an arbitration proceeding shall be deemed the commencement of an action for these purposes. The Federal Arbitration Act shall apply to the construction, interpretation, and enforcement of this arbitration provision.

LATE CHARGE. If a payment is 15 days or more past due, borrower will be charged a late charge of 5% of the delinquent payment.

PAYMENT BY AUTOMATIC DEDUCTION. Borrower hereby authorizes Lender to automatically deduct the amount of all principal and/or interest payments on this Note from Borrower's account with Lender or such other account as Borrower may designate in writing. If there are insufficient funds in the account to pay the automatic deduction in full, Lender may allow the account to become overdrawn, or Lender may reverse the automatic deduction. Borrower will pay all fees on the account which result from the automatic deductions, including any overdraft/NSF charges. If for any reason Lender does not charge the account for a payment, or if an automatic payment is reversed, the payment is still due

EXHIBIT 10.9 CONT.

07-11-1996                       PROMISSORY NOTE                          Page 2
Loan No 843-18                     (Continued)

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according to this Note. If the account is a Money Market Account, the number of withdrawals from that account is limited as set out in the account agreement. Lender may cancel the automatic deduction at any time in its discretion.

GENERAL PROVISIONS. This Note is payable on demand. The Inclusion of specific default provisions or rights of Lender shall not preclude Lender's right to declare payment of this Note on its demand. Lender may delay or forgo enforcing any of its rights or remedies under this Note without losing them. Borrower and any other person who signs, guarantees or endorses this Note, to the extent allowed by law, waive presentment, demand for payment, protest and notice of dishonor. Upon any change in the terms of this Note, and unless otherwise expressly stated in writing, no party who signs this Note, whether as maker, guarantor, accommodation maker or endorser, shall be released from liability. All such parties agree that Lender may renew or extend (repeatedly and for any length of time) this loan, or release any party or guarantor or collateral; or impair, fail to realize upon or perfect Lender's security interest in the collateral; and take any other action deemed necessary by Lender without the consent of or notice to anyone. All such parties also agree that Lender may modify this loan without the consent of or notice to anyone other than the party with whom the modification is made.

PRIOR TO SIGNING THIS NOTE, BORROWER READ AND UNDERSTOOD ALL THE PROVISIONS OF THIS NOTE. BORROWER AGREES TO THE TERMS OF THE NOTE AND ACKNOWLEDGES RECEIPT OF A COMPLETED COPY OF THE NOTE.

BORROWER:

BOREALIS TECHNOLOGY CORPORATION

  COPY

By: /s/ Timothy Arnold
    --------------------------
    Timothy Arnold, VP Finance


LENDER:

U.S. BANK OF NEVADA


By: /s/ Brent Cichoski
    -------------------------
    Authorized Officer

================================================================================
Fixed Rate. Single Pay.         LASER PRO, Reg. U.S. Pat. & T.M. Off., Ver. 3.21
                              (c) 1988 CFI ProServices, Inc. All rights reserved
                                                      [NV-D20 BOREATC.LN C4.OVL]